Tax liabilities	12 Months Ended
Dec. 31, 2019
Tax liabilities
Tax liabilities

16.      Tax liabilities

The current tax liability amounts to €0.3 million for the year ended December 31, 2019 and corresponds primarily to the tax payable on the result of argenx US, Inc. in view of the transfer price agreements set up between argenx BV and argenx US, Inc.

As part of its business restructuring, the Company transferred the legal ownership of its intellectual property rights from the Dutch argenx SE to its wholly owned Belgian subsidiary, argenx BV effective as of January 1, 2017, for an amount of €79.9 million. In 2019, the Company has obtained a tax ruling in Belgium which allows for a treatment of the aforementioned amount as a tax deductible cost in the Belgian subsidiary.